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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 4, 2001


        AMERICAN EXPRESS                       AMERICAN EXPRESS RECEIVABLES
         CENTURION BANK                          FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


            Utah                      11-2869526              333-91473
(State or Other Jurisdiction of    (I.R.S. Employer    (Commission File Number)
Incorporation or Organization)   Identification Number)


                              6985 UnionPark Center
                               Midvale, Utah 84047
                                 (801) 565-5000

              (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)



             Delaware                13-3854638                333-91473
(State or Other Jurisdiction of    (I.R.S. Employer    (Commission File Number)
Incorporation or Organization)   Identification Number)


                             World Financial Center
                                200 Vesey Street
                            New York, New York 10285
                                 (212) 640-2000

              (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On June 4, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $577,500,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-6, and $56,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-6, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01 Series Term Sheet, dated June 4, 2001, Class A Floating Rate Asset Backed Certificates, Series 2001-6, and the Class B Floating Rate Asset Backed Certificates, Series 2001-6, of the American Express Credit Account Master Trust.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                             American Express Centurion Bank,
                                             on behalf of the American Express
                                             Credit Account Master Trust


                                             By:      /s/ Maureen A. Ryan
                                                 -------------------------------
                                                Name:     Maureen A. Ryan
                                                Title:    Assistant Treasurer


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       American Express Receivables Financing
                                         Corporation II
                                       on behalf of the American Express Credit
                                         Account Master Trust


                                       By:      /s/ Leslie R. Scharfstein
                                           -------------------------------------
                                          Name:     Leslie R. Scharfstein
                                          Title:    President


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                                  EXHIBIT INDEX
                                  -------------


Exhibit                    Description
-------                    -----------

Exhibit 99.01 Series Term Sheet, dated June 4, 2001, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2001-6, and the Class B Floating Rate Asset Backed Certificates, Series 2001-6, of the American Express Credit Account Master Trust.